UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2025

DREAM HOMES & DEVELOPMENT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-55445	40-0011701
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

314 South Main Street, Forked River, NJ 08731

(609) 693-8881

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
None	DREM	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On August 13, 2025, Dream Homes & Development Corporation (the “Company”) dismissed Olayinka Oyebola & Co. (“O&O”) as the Company’s independent registered public accounting firm, as the Company became aware that O&O was not currently permitted to appear or practice before the Securities and Exchange Commission. The dismissal was approved by the Company’s Board of Directors and became effective on August 13, 2025.

O&O’s reports on the Company’s financial statements for the fiscal year ended December 31, 2024 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the Company’s fiscal year ended December 31, 2024, and the subsequent interim period through August 18, 2025, (i) there were no disagreements with O&O on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of O&O, would have caused O&O to make reference to the subject matter of the disagreement in connection with its reports on the financial statements, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

(b) Engagement of New Independent Registered Public Accounting Firm

Effective August 18, 2025, the Company engaged LAO Professionals (“LAO”) as its new independent registered public accounting firm. The engagement was approved by the Company’s Board of Directors.

During the Company’s two most recent fiscal years ended December 31, 2024, and December 31, 2023, and the subsequent interim period through August 18, 2025, neither the Company nor anyone acting on its behalf consulted with LAO regarding (i) the application of accounting principles to any specific transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREAM HOMES & DEVELOPMENT CORPORATION

Date: August 18, 2025	By:	/s/ Vincent Simonelli
Vincent Simonelli
Chief Executive Officer